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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 2003


                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-86366                  13-3411414
(State or other Jurisdiction       (Commission              (I.R.S. Employer
       Incorporation)              File Number)           Identification Number)

                              ---------------------

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000



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Item 5. OTHER EVENTS
--------------------

         Description of the Certificates

         Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a final Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-86366, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2003-TOP10 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

         Collateral Term Sheets

         Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated, as underwriters of certain of the Certificates (the "Underwriters") have provided certain prospective purchasers of the Class A-1, Class A-2, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with a certain collateral term sheets (the "Collateral Term Sheets") in written form, which Collateral Term Sheets relates to the assets of the trust fund in which the Certificates represent beneficial ownership.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits

EXHIBIT NO. 99.1 DESCRIPTION
----------------------------

         Collateral Term Sheet (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of the Offered Certificates.

EXHIBIT NO. 99.2 DESCRIPTION
----------------------------

         Collateral Term Sheet (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of the Offered Certificates.


EXHIBIT NO. 99.3 DESCRIPTION
----------------------------

         Collateral Term Sheet (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of the Offered Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 8, 2003

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By: /s/ Michael Forastiere
    ----------------------------
    Name: Michael Forastiere
    Title: Vice President








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                               INDEX TO EXHIBITS

Exhibit No.    Description                           Paper(P) or Electonic (E)
-----------    -----------                           ------------------------
(99.1)         Collateral Term Sheet (as defined              E
               in Item 5) that have been provided
               by the Underwriters to certain
               prospective purchasers of the
               Offered Certificates.

(99.2)         Collateral Term Sheet (as defined              E
               in Item 5) that have been provided
               by the Underwriters to certain
               prospective purchasers of the
               Offered Certificates.

(99.3)         Collateral Term Sheet (as defined              E
               in Item 5) that have been provided
               by the Underwriters to certain
               prospective purchasers of the
               Offered Certificates.